T. Rowe Price Multi- Strategy Total Return Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2023

At a meeting held on July 24, 2023, the fund’s Board of Directors approved the termination of the fund’s Advisor Class. The Advisor Class will not incept or be offered for purchase, and will be terminated effective September 27, 2023.

The date of this supplement is July 27, 2023.

F1112-041 7/27/23